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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                        -------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  JULY 21, 1997



                      HEALTH CARE PROPERTY INVESTORS, INC.
               (Exact Name of Registrant as Specified in Charter)



        MARYLAND                      1-8895               33-0091377
(State or Other Jurisdiction        (Commission         (I.R.S. Employer
     of Incorporation)              File Number)       Identification No.)


10990 WILSHIRE BOULEVARD, SUITE 1200
     LOS ANGELES, CALIFORNIA                           90024
(Address of Principal Executive Offices)            (Zip Code)



      Registrant's telephone number, including area code:  (310) 473-1990



                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

      On June 18, 1997, Health Care Property Investors, Inc. (the "Company") filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-29485) (the "Registration Statement"), as amended by Amendment No. 1 to the Registration Statement filed with the Commission on June 26, 1997, relating to the registration under the Securities Act of 1933, as amended, of an initial public offering price of up to $385,000,000 of common stock, par value $1.00 per share, preferred stock, par value $1.00 per share, and unsecured debt securities of the Company, which Registration Statement was declared effective on June 27, 1997.

      On July 21, 1997, the Company entered into a distribution agreement (the "Distribution Agreement") with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and NationsBanc Capital Markets, Inc. (collectively, the "Agents"), pursuant to which the Company agreed to issue and sell up to $100,000,000 aggregate initial offering price of Medium-Term Notes, Series C, Due Nine Months or More from Date of Issue (the "Notes"), which Notes are registered under the Registration Statement, to or through the Agents and any additional agents named in an applicable pricing supplement. The Distribution Agreement is attached hereto as Exhibit 1.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits. The following Exhibit is filed as part of this Report and as an Exhibit to the Registration Statement (File No. 333-29485).

      1.1 Distribution Agreement, dated July 21, 1997, by and among the Company, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and NationsBanc Capital Markets, Inc.


                                       2
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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                       Health Care Property Investors, Inc.


Dated: July 21, 1997                   By  /s/  James G. Reynolds
                                           -----------------------------
                                                 James G. Reynolds
                                            Executive Vice President and
                                               Chief Financial Officer
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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                                  DESCRIPTION
-------                                 -----------
1.1           Distribution Agreement, dated July 21, 1997, by and among the
              Company, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner &
              Smith Incorporated, Goldman, Sachs & Co. and NationsBanc Capital
              Markets, Inc.